CURRENT REPORT FOR THE PERIOD 5/16/00




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934



         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 16, 2000




                                 VOICENET, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                     333-12979                   13-3896031
(State of incorporation)      (Commission File Number)      (IRS Employer
                                                             Identification No.)


                                1040 First Avenue
                                    Suite 101
                            New York, New York 10022
                    (Address of principal executive offices)


                                 (212) 642-5476
                           (Issuer's telephone number)


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ITEM 5.  OTHER EVENTS.

Voicenet, Inc. ("Voicenet") entered into a definitive Sales, Licensing and Marketing Agreement (the "Agreement") with RimpexChile, S.A. ("Rimpex"). Pursuant to the Agreement, Rimpex is granted a 20-year non-exclusive license from Voicenet to market, sell and distribute the Voicenet Products described below and all derivatives and components thereof in the geographic area of South America and Central America (the "Territory") to providers of wireless or land-based telephone service and their end-users.

The licensed Voicenet Products include without limitation: (i) "Voicenet Speechware", an integrated collection of automatic speech recognition ("ASR") tools; (ii) "Voicenet Voice Operating System", a system architecture and platform for creating and accessing e-mails, facsimiles and other digitally stored textual material by wireless and land-based telephone; and (iii) "Voicenet Internet Commander" provides a speech command and control mechanism to access the Internet and dictate URL's for user desired Web site destinations by wireless and land-based telephone.

The royalty payable to Voicenet under the Agreement is twenty (20%) percent of all gross revenues of the Products in the Territory, which amounts shall be paid in United States Dollars on a quarter-annual basis.

 A copy of the Agreement is included in this report as Exhibits 99.1. The foregoing description is qualified in its entirety by reference to the full text of such exhibit.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit No.     Description
----------      -----------

99.1 Sales, Licensing and Marketing Agreement dated as of April 26th, 2000 by and among the Registrant, RimpexChile, S.A., and Voicenet (Aust.), Ltd.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 16, 2000
                                            VOICENET, INC.

                                            By: /s/ Howard J. Messer
                                                ------------------------------
                                                Name: Howard J. Messer
                                                Title: Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.     Description
----------      -----------

99.1 Sales, Licensing and Marketing Agreement dated as of April 26th, 2000 by and among the Registrant, RimpexChile, S.A., and Voicenet (Aust.), Ltd.

EXHIBIT 99.1

                                  AGREEMENT FOR

                         SALES, LICENSING, AND MARKETING

         This Agreement is entered into and made effective as of the 26th day April, 2000 of by and among VOICENET, INC., a Delaware corporation ("Voicenet"), having an address at 1040 First Avenue, New York, New York 10022, VOICENET (AUST.), LTD. ("VNA"), a Western Australia corporation, having an address at 72 Kings Park Road, West Perth, and RIMPEXCHILE, S.A. ("Rimpex ") of Avda Americo Vespucio 0720, Quilcura, Santiago, Chile.

         WHEREAS, Voicenet, Inc. has the rights from Voicenet(Aust.), Ltd. ("VNA") to exclusively market and distribute all voice and speech technologies, applications, systems and products owned by or licensed to VNA, directly or indirectly, including those currently developed and to be developed in the future and Derivatives and Components thereof (the "Products") in the geographic territories of North America, Central America and South America;

         WHEREAS, Rimpex recently became a wholly-owned subsidiary of VNA and desires to license from Voicenet the right to market, sell and distribute the Products and all Derivatives and Components thereof in the geographic area of South America and Central America (the "Territory") to Telcos and End-Users;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants and promises herein contained, the parties agree as follows.

1.    DEFINITIONS

         1.01  As used in this Agreement:

         (a) "Product Components" refers individually or collectively to those Products sold by Rimpex, including, but not limited to, components of Products, Related Materials, and all Updates and Upgrades exclusive of any new product created by either party.

         (b) "Proprietary Rights" means all patents, copyrights, trade secrets and all other rights in Products and Derivative Works thereof owned by or licensed to either party whether or not such rights are protected under patent or copyright laws;

         (c)   "Derivative   Works"   means   those   revisions,   improvements,
alterations, adaptations, modifications, translations, abridgments, expansions, or other form to the Product(s);

         (d) "Product(s)" means the software product or products whose sale and marketing is contemplated by this Agreement, and which may combine some or all of the Products Components described in EXHIBIT A-1, and includes without limitation:

            i. "Voicenet Speechware", an integrated collection of automatic speech recognition ("ASR") tools;

            ii. "Voicenet Voice Operating System", a system architecture and platform for creating and accessing e-mails, facsimiles and other digitally stored textual material by wireless and land-based telephone;

            iii. "Voicenet Internet Commander" provides a speech command and control mechanism to access the Internet and dictate URL's for user desired Web site destinations by wireless and land-based telephone;

         (e) "End User" is any person or entity who receives a right to use the Product-- for its own use and not for resale or further sublicensing--through a license granted by either party or an OEM;

         (f) "OEM", or "Original Equipment Manufacturer", means any legal entity or person that receives from Rimpex the right to use the Product and sublicense the Product to End Users in conjunction with its own products in accordance with the terms of this Agreement, including Telcos that integrate Voicenet Products with telephone hardware and service for resale to sub-distributors, resellers or End Users.

         (g) "Related Materials" means information in written or other documentary form supplied by either party to the other that relates, in whole or in part, to the installation, design, use, operation, testing, debugging, support, maintenance or marketing of Product;

         (h) "Telcos" means any provider of wireless or land-based telephone service.

         (i)   "Updates"   are  new  revisions  of  the  Products  that  improve
functionality and bear higher "Version" decimals.

         (j) "Upgrades" are new releases of the Products that generally expand the capability of the upgraded product, and bear higher "Version" integers.

         (k) "Custom Quotation" is the process whereby the OEM requires modification to the core Product technology or source code. The OEM will define the requirements with specific details and request a quotation for the work to be completed.

2.    LICENSE GRANTS

         2.1 Voicenet hereby grants to Rimpex a non-transferable, non-exclusive license, under Proprietary Rights, subject to the restrictions set forth in this
Agreement:

            (i) to use, modify and copy the Product(s) listed in EXHIBIT A in connection with the purposes contemplated herein; and

            (ii) to reproduce, market, sublicense and distribute the Product(s)for use in or with OEMs' systems, telephones, computers, software, operating systems, computer hardware including but not limited to printers, controller boards, ASIC's and ROM based integrated circuit cartridges; and to authorize OEMs to do the same, subject to all of the terms and conditions of this Agreement.

         2.2 Rimpex hereby grants Voicenet an exclusive license under Proprietary Rights to use and copy the Product and any Derivations or Components thereof as they may have been improved or enhanced by Rimpex or any of its sub-licensees.

 3.   OWNERSHIP

         3.1 Voicenet shall continue to own the Products listed in Exhibit A-1 attached hereto, and all Proprietary Rights, Related Materials, Updates, Upgrades, Custom Works and Derivative Works thereof. No right, title or interest in or to such Products is conveyed to Rimpex hereunder.

4.    PAYMENTS; REPORTS; RECORDS

         4.1 Rimpex shall collect all access fees and royalties due on account of its sublicensing and distribution of the Product(s) as set forth in EXHIBIT
B. Royalties shall be due and payable as set forth in EXHIBIT B on all such amounts as they are actually collected.

         4.2 Rimpex shall furnish written reports to Voicenet on a quarterly basis, indicating the number of copies of the Product(s) for which payment has been received during that quarter and the royalty, as applicable, due to Voicenet for each hereunder. Payment of the amount of royalty shown to be due by each report, in U.S. Dollars, shall accompany the report within ten (10) working days of the last business day of that quarter.

         4.3 Rimpex shall maintain invoices and other records necessary to substantiate the amount of royalty payments shown to be due by each report submitted under this Agreement for a period of three (3)years after the date of each report. Voicenet may, at its own expense, retain an independent certified public accountant to audit the other party's records no more frequently than once a year, provided that such audits are conducted with reasonable notice, during normal working hours of the party being audited, and in such a way as not to interfere unduly with the operation of its business. Voicenet agrees to keep all information obtained in the course of any such audit confidential, and to cause its independent certified public accountant to do likewise; and that such information shall not be used for any purpose except to verify the amount of royalty payable hereunder.

      4.4   Royalties Payable

         In consideration of the work set forth in the License Agreement referenced above, Rimpex shall pay to Voicenet a royalty for licensing the Product(s) listed on EXHIBIT A in the manner described in Section 4 above.

5.    JOINT SALES, PROMOTION, AND MARKETING.

         As further consideration for the license granted herein and for the work to be performed by both parties herein, the parties agree to perform the following sales, promotional, and marketing activities on behalf of the Product(s):

         5.1 Both parties shall coordinate a joint strategy for all customers by either party for the Product(s). This is intended to encourage a consistent and cooperative sales, marketing and support effort between Voicenet and Rimpex to the OEM and End-User.

         5.2 Rimpex and Voicenet shall each use reasonable efforts to advertise and promote the Product(s) at their own expense, using trademarks and copyright notices as described in EXHIBIT C-1.

         5.3 Rimpex and Voicenet shall work together to release significant company information, timely press releases and public position statements, including but not limited to the execution of this Agreement.

 6.    TRADEMARK AND COPYRIGHT.

         Each Party hereby grants to the other Party the non-transferable, non-exclusive, worldwide right, license and privilege to use the trade name(s) and trademarks of the other in association with promotion and sale of the Product(s), as represented in EXHIBIT C-1.

7.    CONFIDENTIALITY

         7.1. For purposes of this Agreement, the term "Information" shall mean any and all information, data, know-how and documentation including but not limited to the VNA and Voicenet Products and information related to speech-to-text and text-to-speech technology, software products, algorithms, business, marketing and distribution plans, the terms and conditions of this Agreement, financial statements and financial projections, and each party's information regarding customer information, marketing plans and product development, which either party learns or receives from the other, excluding any information that the receiving party can document is generally known in the computer industry, or becomes known to the receiving party other than through a breach by anyone under an obligation of confidence, or is provided to the receiving party by a third party under no obligation to keep such information confidential, or is independently developed or discovered by the receiving party without reference to Information of the disclosing party.

         7.2 Rimpex hereby agrees to hold the licensed Products and Information in strict confidence with at least as great a degree of care as that used to maintain the confidentiality of its own most confidential information, except as transfers of such Products and Information are expressly authorized herein.

         7.3. Each party agrees that it shall maintain Information and each others Products for use only by its employees, or individuals who are on its premises and under its direction and control, for purposes specifically related to its permitted use of Products or Information. Each party shall advise the other immediately in the event that it learns or has reason to believe that any person who has access to Products or Information, or any portion thereof, has violated or intends to violate the terms of this Agreement; and each party will, at its expense, cooperate with the other party in seeking injunctive or other equitable relief in its own name or that of the other party against that person.

8.    CUSTOM WORK, MAINTENANCE

         8.1. Voicenet and Rimpex both agree to promote and submit business proposals for the purpose of contracting with the OEM customer of Rimpex for custom work.

         8.2. Maintenance. Voicenet agrees to provide Rimpex with all Updates and Upgrades of the Licensed Products as they become available to be marketed as stated in EXHIBIT B-3 hereto.

         8.3. Rimpex shall provide reasonable technical support, at its own expense, to its OEMs, End Users, Telcos and Resellers using the Product(s).

9.    TERM AND TERMINATION

         9.1. This Agreement shall remain in effect from the date of execution, as first set forth above, and run for a period of twenty (20) years, unless first terminated in accordance with either Section 9.2 or 9.3 The parties also may choose to enter into a new agreement that supersedes this one.

         9.2. If either party fails to comply with a material term or condition of this Agreement, the complying party shall give the defaulting party written notice of such failure. The defaulting party shall have thirty (30) days after the receipt of notice to cure any indicated failure. If the failure is not cured within that time, this Agreement may be terminated, without further delay, by the complying party sending written notice to the defaulting party. The parties do not intend that the Agreement may be terminated for minimal or technical breaches.

         9.3. Either party may terminate immediately the license granted in this Agreement by sending written notice to the other if (a) a receiver is appointed to take possession of all or substantially all of the assets of the other party;
(b) the other party makes a general assignment for the benefit of creditors; (c) the other party takes or suffers any action under any insolvency or bankruptcy act; or (d) the other party sells all or substantially all of its assets, liquidates or dissolves.

         9.4. Upon  termination  of this Agreement by either party under Section
9.2 or 9.3, Rimpex shall, at its option, either return or destroy all Products, Derivative Works and all copies thereof, in part or in whole, and in all forms of media. Rimpex shall promptly submit an affidavit signed by an officer of the respective company that attests to the destruction of the materials.

         9.5. Sections 1, 3, 7, 9, 10, 11 and 12 shall survive termination of this Agreement.

         9.6. Upon Termination any outstanding royalties associated with this agreement will be paid in accordance with section 4 of this agreement.

10.    WARRANTIES AND OTHER REPRESENTATIONS

         10.1 Each party warrants that it has the right to enter into this Agreement, and that Voicenet owns and has the right to license the Products hereunder in EXHIBIT A.

11.   RESPONSIBILITIES OF RIMPEX

         11.1 End User License. Rimpex shall ensure that each copy of the Voicenet Product is distributed with a copy of an End User License. Rimpex shall not alter the End User License.

         11.2 Support for Customers. Rimpex shall be solely responsible for providing maintenance and technical support to OEM's, ReSellers and End Users in the Territory regarding the Products. Such maintenance and support shall be provided by Rimpex in accordance with Rimpex's standard policies and procedures as they may be changed by Rimpex from time to time.

         11.3 Compliance with Laws. Rimpex shall comply with all laws, rules, and regulations existing with respect to the Product and the performance by Rimpex of its obligations hereunder existing in the jurisdictions where Rimpex carries on activities under this Agreement and where the is resold or distributed from time to time. Rimpex shall not export the Product outside the Territory and shall set forth in all licenses to the customers of Rimpex that the Product shall not be re-sold outside the Territory. In particular, Rimpex shall not export or re-export the Product, either directly or indirectly, to countries which the United States has prohibited export, including, but not limited to Cuba, Iran, Iraq, Libya and North Korea. Rimpex shall impose the same obligation on its customers.

12.   DISCLAIMER AND LIMITATION OF LIABILITY

         12.1 Except as expressly stated in Section 10 above, EACH PARTY DISCLAIMS ALL OTHER WARRANTIES EXPRESS AND IMPLIED, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. No representation or other affirmation of fact, including but not limited to statements regarding capacity, quality, suitability for use or performance, whether made by a party's employees or otherwise, shall be deemed a warranty by that party for any purpose or give rise to any liability of that party whatsoever unless contained in this Agreement.

         12.2 IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR INCIDENTAL, INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES WHATSOEVER RESULTING FROM LOSS OF USE, DATA OR PROFITS, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE USE OR PERFORMANCE OF THE PRODUCT(S) OR THE VOICENET PRODUCTS, WHETHER IN AN ACTION OF CONTRACT OR TORT INCLUDING BUT NOT LIMITED TO NEGLIGENCE.

13.   GENERAL

         13.1. Amendment. This Agreement may be modified, changed or amended only in a writing signed by both parties. No employee of either party other than an authorized officer of that party shall have any actual or apparent authority to modify the terms of this Agreement.

         13.2. No Waiver. No delay or failure of any party to exercise any right provided herein shall in any way affect its right to enforce that right or any other right under this Agreement at a later time. No waiver shall be effective unless in writing signed by the waiving party.

         13.3. Severability. If any provision of this Agreement is declared invalid by any lawful tribunal, then it shall be adjusted to conform to legal requirements of that tribunal and that modification shall automatically become a part of the Agreement. Or, if no adjustment can be made, the provision shall be deleted as though never included in the Agreement and its remaining provisions shall remain in full force and effect.

         13.4. No Partnership or Agency. Voicenet and Rimpex are independent contractors, and neither party shall be, nor represent itself to be, the joint venturer, franchiser, franchisee, partner, broker, employee, or servant of the other party for any purpose. Neither party shall be responsible for the acts or omissions of the other, and neither party shall bear authority to make any representation or incur any obligation on behalf of the other party unless expressly authorized herein.

         13.5. No Assignment. Neither this Agreement nor individual transactions nor rights under it shall be assigned nor shall any obligation be delegated by either party without the prior written consent of the other. Any such attempted assignment or delegation without such prior written approval shall be void. In the event of a sale of all or substantially all of either party's assets, such approval shall not be unreasonably withheld by the other party.

         13.6. Force Majeure. Neither party will be liable for any failure or delay in performance due, in whole or in part, to any cause beyond its reasonable control.

         13.7. Notices. All notices shall be sent to the attention of the persons and at the addresses set out below, or such other persons and/or places as they may from time to time specify by notice in writing to the other party. Any such notice or other communication shall be in writing, and shall be given by registered mail, facsimile or telex and shall be deemed to have been given when such notice should have reached the addressee in the ordinary course, provided there is no strike by postal employees in effect or other circumstances delaying mail delivery, in which case notice shall be delivered or given by facsimile or telex.

In the case of Rimpex:
                           Avda Americo Vespucios 0720
                           Quilcura
                           Santiago, Chile
                           Attn: Javier Vasquez Mira, President

In the case of VNA:
                           Voicenet (Aust.) Ltd.
                           Level 33, Exchange Plaza
                           2 The Esplanade
                           Perth, Western Australia 6000
                           Attn: Alan Dawson, Managing Director & CEO

In the case of Voicenet:

                           Voicenet, Inc.
                           1040 First Avenue
                           New York, NY 10022
                           Attn: Frank Carr, Chairman & CEO

With a copy to:

                           Cummings & Lockwood
                           4 Stamford Plaza
                           Stamford, CT 06904
                           Attn: David E. Fleming, Esq.
                           Fax: 203-3541-4535

         13.8. Limitation of Actions. No action, regardless of form, may be brought by either party more than twelve (12) months after the cause of action has arisen, except that an action for non-payment may be brought within twelve
(12) months of the last payment, and either party may bring an action relating to its intellectual property rights at any time.

         13.9 Governing Law. This Agreement, all Exhibits and amendments hereto and all purchase orders issued hereunder, shall be governed in all respects by the laws of the State of New York, United States, excluding its conflict of laws rules and Rimpex hereby consents to the service of process and jurisdiction of any United States federal or New York State Court for the limited purpose of this Agreement.

         13.10. Entire Agreement. This Agreement and its Exhibits constitute the complete and exclusive statement of the agreement between the parties and
supersede   all   prior   oral   and   written    agreements,    communications,
representations, statements, negotiations and undertakings relating to the subject matter herein.


IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representatives as of the date first set forth above.

VOICENET, INC.                                       RIMPEXCHILE, S.A.

By: /s/ Frank Carr                                   By: /s/ Javier Vasquez Mira
    -----------------------                              -----------------------
    Frank Carr                                           Javier Vasquez Mira
    Chairman &                                           President
    Chief Executive Officer

VOICENET (AUST.) LTD.

By: /s/ Alan Dawson
    -----------------------
    Alan Dawson,
    Managing Director

                               EXHIBIT A- PRODUCTS

All voice and speech technologies, applications, systems and products owned by or licensed to VNA, directly or indirectly, including those currently developed and to be developed in the future and Derivatives and Components thereof in the geographic territories of North America, Central America and South America.

Including without limitation:

         i. "Voicenet Speechware", an integrated collection of automatic speech recognition ("ASR") tools;

         ii. "Voicenet Voice Operating System", a system architecture and platform for creating and accessing e-mails, facsimiles and other digitally stored textual material by wireless and land-based telephone;

         iii. "Voicenet Internet Commander" provides a speech command and control mechanism to access the Internet and dictate URL's for user desired Web site destinations by wireless and land-based telephone;

                           EXHIBIT B- ROYALTY SCHEDULE

         1. Voicenet shall be paid a royalty of twenty (20%) percent of all gross revenues of the Products in the Territory. All royalty amounts shall be paid in U.S. currency.

         2. The foregoing amounts shall be paid by Rimpex to Voicenet on a quarterly basis within thirty (30) days of the end of each quarter.